S:\FUNDS\SUPPLEME\A81SUP.DOCPROSPECTUS SUPPLEMENT
45227 7/98
DATED JULY 27, 1998

PUTNAM TAX-FREE HIGH YIELD FUND
Prospectus dated November 30, 1997

The section "Distribution plans -Class B and class M distribution plans" on page 28 is supplemented as follows:

Putnam Mutual Funds has agreed to reduce the class B 12b-1 fee from 0.85% to 0.70%. Payments to dealers are not affected by this reduction. The table of fees and expenses set forth under the heading "About the fund - Expenses summary" has not been restated to reflect this reduction.


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